Exhibit 10.29



                           SUNTRUST BANK LOAN PROGRAM

                                    BORROWER

                           LOAN AND SECURITY AGREEMENT

     THIS LOAN AND SECURITY  AGREEMENT  (this  "Agreement"),  dated  January 13,
2003, is made by and between IEC Electronics Corp., whose principal place of business is at 105 Norton Street, Newark, NY 14513 (herein called the "Borrower") and SUNTRUST BANK, a Georgia banking corporation with offices at 303 Peachtree Street, Atlanta, Georgia 30308, Attn: Mail Center 1923 (herein called the "Bank").



WITNESSETH:

     WHEREAS. the Borrower desires to establish a loan for business purposes;

     WHEREAS, in order to finance the 1oan for business purposes, the Borrower has requested that the Bank agree to extend to the Borrower a loan in the principal amount of $2,300,000.00. and the Bank is willing to make such loan subject to the terms and conditions hereof; and

     NOW, THEREFORE, for and in consideration of the premises and agreements contained herein and other good and valuable consideration, the sufficiency of which is hereby Acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:


     1. Terms. The Bank agree: to make a loan to the Borrower on January 13,2003, (the "Closing Date") in the principal amount of $2,200,000.00 (the "Loan"), which Loan shall be evidenced by a promissory note, dated as of the Closing Date, executed and delivered by the Borrower, payable to the order of the Bank, in substantially the form of Exhibit A attached hereto (the "Note") and shall be subject to all terms and conditions set forth in the Note, all of which terms and conditions are incorporated herein by reference.

     2. Collateral. To secure the payment and performance of Term Loan Commitment, the Loan, the Note, and any other indebtedness, obligation or liability of the Borrower to the Bank, now or hereafter existing or arising, including, without limitation, all increases and extensions of Term Loan
Commitment, the Loan and the Note, (collectively, the "Obligations"), the Borrower grants to the Bank a security interest in all of its right, title and interest in and to its accounts, chattel paper, documents, equipment, general intangibles, inventory and instruments, including, 1, without limitation, all proceeds, accessions, benefits, substitutions and replacements of and 10 any of the foregoing (as such terms are defined in Article 9 of the Uniform Commercial Code as in effect in the State of Georgia, collectivity. the "Collateral"). The Borrower hereby appoints the Bank as its attorney-in-fact to do all acts and things which the Bank may deem necessary or desirable to perfect and continue to perfect the security interest created by this Agreement and to protect the Collateral. The security interests created by this Agreement are intended to attach (i) to existing Collateral when the Borrower signs this Agreement, and
(ii) to Collateral subsequently acquired by the Borrower, immediately upon the Borrower acquiring any rights in such Collateral. The parties do not intend to postpone the attachment of any security interest Created by this Agreement

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     3. Representations. The Borrower represents and warrants that:


     (i) it owns the Collateral free and clear of all liens and security interests except the security interest granted to Keltic Financial Partners LP and to the Bank.


     (ii) this Agreement and the Notes have been duly authorized, executed and delivered by the Borrower and constitute the legal, valid and binding agreements of the Borrower enforceable against the Borrower in accordance with their respective terms, except as enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws or equitable principles relating to or limiting creditors' right generally,


     (iii) the execution, delivery and performance by the Borrower of this Agreement and Notes. (A) have been duly authorized by all requisite corporate action and, if required, shareholder action, (B) does not require the consent or approval of any governmental authority. and (C) will not (1) violate (a) any provision of law, statute, rule or regulation or the Borrower's articles of incorporation or any other organizational document, (b) any order of any court or any rule, regulation or order of any other agency or government binding upon the Borrower, or (c) any provision of any indenture, agreement or other instrument to which the Borrower is a party or by which the Borrower's properties or assets; are or may be bound! or (2) result in a breach or constitute (alone or with due notice or lapse of time or both) a default under any indenture, agreement or other instrument referred to in clause 3(iii)(C)(1)(c) above,


     (iv) to default or Event of Default has occurred which is continuing,


     (v) the Borrower has available on the Closing Dare a minimum unused committed credit facility of $1,000,000.00 from Keltic Financial Partners LP, 2nd


     (vi) no part of the proceeds of the Loan will be used for "purchasing" or "carrying" any "margin stock within the respective meanings of each of the quoted terms under Regulation U of the Board of Governors of the Fcdera1 Reserve System as now and from time to time hereafter in effect or for any purpose which violates the provisions of the regulations of such Board of Governors. If requested by the Bank, the Borrower will furnish to the Bank a statement to the foregoing effect in conformity with the requirements of FR Form U-1 referred to in said Regulation U.

     4. Covenants. So long as the Obligations are outstanding) the Borrower covenants and agrees that


     (a) it will promptly notify the Bank in writing of any change in its address from that set forth below or any change in its name or corporate organization;


     (b) it will pay and perform all of the: Obligations according to their terms;


     (c) it will defend its title to the Collateral against all persons and against all claims and demands whatsoever;


     (d) it will not, without the Bank's prior written consent, sell) assign, lease, pledge, transfer or dispose of any of the Collateral;


     (e) it will furnish to the Bank:

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     (1) within 20 days  after the end of each  calendar  quarter  an  unaudited
balance  sheet  and  income  statement   accurately   reflecting  the  financial
transactions and status of the Borrower as of the end of such quarter and on a year-to-date basis, on a consolidated basis, prepared in accordance with generally accepted accounting procedures;


     (1) within 90 days after the end of each fiscal year an audited balance sheet and income statement of the Borrower as of the end of such year, compiled by such firm of independent public accountants as may be designated by the Borrower and be satisfactory to the Bank as prepared in accordance with generally accepted accounting procedures;


     (2) concurrently with the delivery of the financial statements referred to in Sections 4(e)(i) and 4(e)(ii), a certificate of the chief executive officer, the chairman of the board, the president, the chief financial officer, the chief accounting officer, any executive Or senior vice president or the treasurer of the Borrower substantially in the form of Exhibit C; and


     (iv) within 60 days after the end of each fiscal year, a business plan (including balance sheet, income statement and cash flow statement) of the Borrower for the current fiscal year.


     (1) it shall maintain and operate its business in such a manner to insure that it is in compliance with Section S and Section 9 of that certain Loan Agreemet1t dated as of 12/28/02 by and between Borrower and IEC Electronics Corp. and Keltic financial Partners LP.

     5. Event of Default: An. "Event of Default" shall occur if: (i) the Borrower fails to pay when due any amount owing hereunder within five (5) business days after such amount becomes due. (ii) any representation or warranty made or deemed made by the Borrower herein or which is Contained in any certificate, document or financial or other statement furnished by it at any time finder or in connection with this Agreement shall be false or misleading in any material respect as of the date made or deemed to have been made, (iii) the Borrower fails to comply with the covenants set forth in Section 4(c), 4(f),
(iv) the Borrower fails to perform or observe any other covenant made by the Borrower pursuant to this Agreement and which failure is not cured within thirty
(30) days after the earlier of (i) the Borrower's  actual  knowledge  thereof or
(ii) I notice to the Borrower, (v) that certain supply agreement by and between Borrower and Arrow Electronics Inc. (the "Supplier") (the "Supply Agreement") is terminated regardless of whether such termination occurs "for cause" or "without cause" as defined therein or the occurrence of a material default occurs thereunder, (vi) the Borrower shall make or take any action to cause the appointment of a receiver of all or any part of the Borrower's property, an assignment for the benefit of creditors of the Borrower, a calling of a meeting of creditors of the Borrower, the commencement of any proceeding under any bankruptcy, insolvency or debtor relief laws by or against the Borrower or any guarantor or surety for the Borrower, (vii) the Borrower dies, dissolves, terminates its existence, becomes insolvent or its business fails, (viii) the Borrower is a corporation or partnership and the persons owning the voting control of the Borrower on the date hereof cease to own such voting control,
(ix) the value of the Collateral is reduced, due- to the fault of the Borrower, in a manner that imperils satisfaction of the Borrower's obligations under this Agreement Or the Note or (x) any lien, levy, attachment or assessment is placed on any Collateral, and the claim is not fully discharged and satisfied within 30 days of such filing of recordation. (xi) (i) the Borrower is in default in the payment of any principal of or premium or make-whole amount or interest on any debt of the Borrower that is outstanding in an aggregate principal amount of at least $100,000.00 beyond any period of grace provided with respect thereto, or the Borrower is in default in the performance of or compliance with any term of any evidence of any debt of the Borrower in an aggregate outstanding principal amount of at least $100,000.00 or of any mortgage, indenture or other agreement relating thereto or any other condition exists, and as a consequence of such default or condition such debt has become, or has been declared (or one or more persons are entitled to declare such debt to be), due and payable before its stated maturity or before its regularly scheduled dates of payment, or (xii) the Borrower fails to pay Arrow Electronics, Inc.'s invoices, so that the average days to pay from the date of invoice. is not greater than 45 days from 1/2/03 to 1/2/06, measured at the close of each fiscal month by Arrow Electronics, Inc.

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     6.  Remedies Upon Event of Default.  If an Event of Default  (other than an
Event of Default described in Section 5(vi) above) shall occur and be continuing the obligation of the Bank to make additional advances hereunder shall terminate, and the Bank may declare the Note, with secured interest thereon, and all obligations of the Borrower under this Agreement to be immediately due and payable. If an Event of Default described in Section 5(vi) above shall occur and be continuing the obligation of the Bank to make an additional advance hereunder shall terminate automatically, and the Note and all accrued interest hereon, and all other obligations of the Borrower under this Agreement shall automatically become immediately due: and payable. In addition, if an Event of Default has occurred and is continuing; the Bank (i) may exercise any other rights or remedies available to it under this Agreement, the Note. any other document executed by the Borrower in connection with this Agreement Or as otherwise provided by law, (ii) shall have all of the rights and remedies with respect to the Collateral of a secured party under Article 9 of the Uniform Commercial Code as in effect in the State of Georgia (the "UCC") (whether or not the UCC is in effect in the jurisdiction where the rights and remedies are asserted) and such additional rights and remedies to which a secured party is entitled under the laws in effect in any jurisdiction where any rights and remedies hereunder may be asserted and (iii) may, upon 10 Business Days' prior notice to the Borrower of the time and place, with respect to the Collateral or any part thereof which shall then be or shall thereafter come into the possession, custody or control of the Bank, sell, lease, assign or otherwise dispose of all or any part of such Collateral, at such place or places as the Bank deems best, and for cash or for credit or for future delivery (without thereby assuming any credit risk), at public or private sales; without demand of performance or notice of intention to effect any such disposition or of the time or place thereof (except such notice as is required above or by applicable statute and cannot be waived).

     7. Release of Information. The Borrower authorizes the Bank to release such information about the Borrower and the Loan, the Note, or the Collateral as the Bank deems necessary or appropriate, including, without limitation, any financial information regarding the Borrower as the Bank may possess. The Bank may assign the Loan, the Note and the Collateral therefor to any other person, at any time, whether or not there has occurred an Event Default.

     8. Miscellaneous. No amendment or waiver of any provision of this Agreement or the Note shall be effective unless the same shall be in writing and signed by the Bank, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given. THIS AGREEMENT SHALL BE GOVERNED BY THE LAWS OF THE STATE OF GEORGIA. In case any provision in or obligation under this Agreement or the Note shall be invalid, illegal or unenforceable, in whole or in part, in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby. This Agreement shall bind and inure to the benefit of the parties hereto and their respective legal representatives, successors and assigns; provided, however, that the Borrower may not assign its rights or Obligations under this Agreement or the Note. The Borrower acknowledges that the Bank may assign its rights and obligations under this Agreement and the Note to any other party, without notice to or consent from the Borrower. The rights and remedies herein expressly provided are cumulative and not exclusive of any rights or remedies which the Bank or the holder of the Note would otherwise have, This Agreement may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument.

     9. Notices. All notices and communications provided for hereunder shall be in writing, delivered by hand or sent by first-class, registered or certified mail, postage prepaid, to the addresses set forth on the signature pages hereto. Either party may change its address for notice purposes by giving written notice to the other party in the manner specified above. Any notice given by U.S. mail shall be deemed received on the third business day following deposit in the U.S. mail addressed as set forth above.

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     10. Relations with Arrow Electronics, Inc. and its Affiliates. The Borrower
understands and acknowledges that in making the loan evidenced by this Agreement and the Note to Borrower, the Bank is relying on certain agreements with, and the credit support of, Arrow Electronics, Inc. (the "Sponsor") and its affiliates (the "Related Agreements"). The Sponsor or one of its affiliates has induced the Bank to make this loan in connection therewith. The Bank may release to the Sponsor and its affiliates such information about the Borrower and the loan evidenced hereby as the Bank deems necessary or appropriate, including, without limitation, any financial information regarding the Borrower as the Bank may possess. The Bank may also condition its agreement to any waiver, modification or amendment with respect to this Agreement or the Note on obtaining the Sponsor's or its affiliates' prior written consent Upon the occurrence of any Event of Default hereunder or under the Note or event which with notice or lapse of lime or both may become an Event of Default, the Bank may, without incurring any liability to the Borrower, notify the Sponsor or its affiliates of such Event of Default before notifying you. The Bank shall not have any liability to the Borrower as a result of any action taken or not taken by the Bank with respect to the loan evidenced by this Agreement and the Note on the instructions of the Sponsor or its affiliates. The Bank may assign the Note to the Sponsor or any other person, at any time, whether or not there has occurred an Event of Default under this Agreement or the Note.

     11. Closing Fee: Expenses of Loan Closing. The Borrower has agreed to pay a closing fee to the Bank in the amount of 1.00% of the principal amount of the Term Loan or $22,000.00 (the "Closing Fee") and a $300.00 loan fee to cover the Bank's administrative costs in funding the loan. The Borrower agrees that the closing fee is a valid administrative cost and not a charge for the use of money. The Borrower agrees that the Bank may deduct such closing fee from the proceeds hereof. In addition, the Borrower shall reimburse the Bank for any out-of-pocket expenses incurred by the Bank in connection with the loan evidenced hereby, including without limitation, any documentary stamp tax or other taxes levied or charged in connection with this transaction, any taxes assessed in connection with the filing of the Financing Statements and any Uniform Commercial Code search or other related costs or expenses incurred by the Bank.

     IN WITNESS WHEREOF, the parties have executed this Agreement under seal as of the day and year first above written.


Address for Notices:


IEC Electronics Corp.
105 Norton Street Newark, NY  14513

/s/W. Barry Gilbert
-------------------
W. Barry Gilbert Chairman


SunTrust Bank
303 Peachtree St., N.E. Atlanta. Gcorgia 30308
Attention: Center No. 1923


/s/SUNTRUST BANK
----------------
By:
Name:
Title:

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